                                                                     EXHIBIT 21

                        SUBSIDIARIES OF THE REGISTRANT

  Southern National Corporation, a North Carolina corporation, is a multi-bank holding company. The table below sets forth all of Southern National's subsidiaries as to State or Jurisdiction of Organization and Percentage of Voting Securities Owned as well as their relationship to Southern National. All of the subsidiaries listed below are included in the consolidated financial statements, and no separate financial statements are submitted for any subsidiary.

                                                                                                               PERCENTAGE
                                                                                        STATE OR JURISDICTION  OF VOTING
SUBSIDIARY                                                                                 OF ORGANIZATION    SHARES OWNED
----------                                                                              --------------------- ------------
  Branch Banking and Trust Company......................................................   North Carolina         100%
  BB&T Financial Corporation of South Carolina..........................................   South Carolina         100%
  Branch Banking and Trust Company of South Carolina....................................   South Carolina         100%
  BB&T Financial Corporation of Virginia................................................   Virginia               100%
  Regional Acceptance Corporation.......................................................   North Carolina         100%
  Money 24, Inc.........................................................................   North Carolina         100%
  BB&T Leasing Corp.....................................................................   North Carolina         100%(1)
  Branch Banking and Trust Company of Virginia..........................................   Virginia               100%(3)
  Southern International Corp...........................................................   North Carolina         100%(4)
  Workmen's Service Corp................................................................   North Carolina         100%(1,4)
  First Savings Service Corp............................................................   North Carolina         100%(1,4)
  Citizens Financial Services, Inc......................................................   North Carolina         100%(1,4)
  Fay-Charl Corp........................................................................   North Carolina         100%(1,4)
  Peoples Service Corp. of Thomasville..................................................   North Carolina         100%(1)
  City Finance Company, Inc.............................................................   North Carolina         100%(1,4)
  Southern National Mortgage Company....................................................   North Carolina         100%(1)
  BB&T Savings Corporation..............................................................   North Carolina         100%(4)
  BB&T Investment Services, Inc.........................................................   North Carolina         100%(1)
  BB&T Insurance Services, Inc..........................................................   North Carolina         100%(1)
  Grey Eagle, Inc.......................................................................   Delaware               100%(1)
  BB&T Realty Investments, Inc..........................................................   Virginia               100%(1)
  BB&T Real Estate Investment Trust, Inc................................................   North Carolina         100%(6)
  First Capital Corporation.............................................................   South Carolina         100%(2,4)
  The First Real Estate Group, Inc......................................................   South Carolina         100%(2,4)
  FICORP of South Carolina..............................................................   South Carolina         100%(2,4)
  BB&T Realty Corporation...............................................................   North Carolina         100%(2,4)
  BB&T Investment Services of South Carolina, Inc.......................................   South Carolina         100%(2)
  Unified Investors Life Insurance Company..............................................   Arizona                100%
  Prime Rate Premium Finance Corporation, Inc...........................................   South Carolina         100%(1)
  Agency Technologies, Inc..............................................................   South Carolina         100%(1)
  IFCO, Incorporated....................................................................   Virginia               100%(1)
  College Investments of South Carolina, Inc............................................   South Carolina         100%(2,4)
  College Investments of North Carolina, Inc............................................   North Carolina         100%(2,4)
  College Properties, Inc...............................................................   South Carolina         100%(2,4)
  Firstmark Development Corporation.....................................................   South Carolina         100%(2,4)
  150 Corporation.......................................................................   North Carolina         100%(1)
  Carolina Lenders, Inc.................................................................   North Carolina         100%(1,4)
  Building Service Corporation..........................................................   North Carolina         100%(1,4)
  Guaranty Financial Services...........................................................   North Carolina         100%(1,4)
  CSB Financial.........................................................................   North Carolina         100%(1,4)

                                                                                                         PERCENTAGE
                                                                                 STATE OR JURISDICTION   OF VOTING
SUBSIDIARY                                                                          OF ORGANIZATION     SHARES OWNED
----------                                                                       ---------------------- ------------
  North Carolina Trustee Company............................................     North Carolina             100%(1,4)
  Goddard Technology Corporation............................................     South Carolina             100%(1)
  FARR Associates, Inc......................................................     North Carolina             100%(1)
  Davidson Financial, Inc...................................................     North Carolina             100%(1,4)
  Carolina Securities Corp..................................................     South Carolina             100%(2,4)
  Nexus.....................................................................     North Carolina              51%(5)
  AutoBase Information Systems, Inc.........................................     North Carolina              51%(1)
  Regional Acceptance Investment Corporation of Nevada......................     Nevada                     100%(4,7)
  REGA Insurance Services, Inc..............................................     North Carolina             100%(7)
  Greenville Car Mart, Inc..................................................     North Carolina             100%(7)
  Regional Fidelity Limited.................................................     British Virgin Islands      99%(7)
  Roanoke Fidelity Limited..................................................     British Virgin Islands      99%(4,7)
  Universal Fidelity Limited................................................     British Virgin Islands      99%(4,7)

--------
(1) Owned by Branch Banking and Trust Company (North Carolina)
(2) Owned by Branch Banking and Trust Company of South Carolina
(3) Owned by BB&T Financial Corporation of Virginia
(4) Inactive
(5) Owned by 150 Corporation
(6) Owned by BB&T Realty Investments, Inc.
(7) Owned by Regional Acceptance Corporation